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                                                           EXHIBIT 1A(10)(a)(ii)



                                                     PART II - APPLICATION  FOR
                                          MODIFIED SINGLE PAYMENT VARIABLE LIFE
SAGE LIFE ASSURANCE OF AMERICA, INC.        Mail to: Sage Life, P.O. Box 30000,
All Answers Must Be Handwritten             Dept. 5162, Hartford, CT 06150-5162

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                    I.  PROPOSED INSURED  PERSONAL DETAILS
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
First           Middle          Last                        Birthdate (Mo/Day/Yr)         Social Security #             M    F
                                                                /   /   /

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                            II.  PERSONAL PHYSICIAN
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
Personal Physician ______________________________  Date Last Consulted ________________  Telephone No.____________________________

__________________________________________________________________________________________________________________________________
Street Address                               City                               State                           Zip Code

Reason Last Consulted:      [] Routine exam and all findings were normal      [] See explanation below

(Please include reason, medication, treatment and results)

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
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                            III.  PERSONAL PROFILE
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
                                                                               EXPLANATION/DETAILS FOR QUESTIONS ANSWERED "YES"

1.  Your current weight in clothing is  _____ lbs. and height in shoes is ___
2.  Has your weight changed in the past year? (Provide # of    [] Yes   [] No  ____________________________________________
    lbs gained/lost)
3.  Do you engage in a scheduled exercise program? (Provide    [] Yes   [] No  ____________________________________________
    type, duration, frequency)
4.  Are you now pregnant? (Provide expected delivery date)     [] Yes   [] No  ____________________________________________

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           IV.  PERSONAL MEDICAL HISTORY (during the past ten years)
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Have you had, been told you had, or been treated for: (if yes, give details in section VII)
5.  Chest Pain or Angina, Heart Murmur, Heart Attack, Palpitations, Rheumatic Fever, High Blood Pressure,    [] Yes   [] No
    Blood Vessel Disorder, Heart Disorder.

6.  Pneumonia, Persistent Cough, Coughing of Blood, Asthma, Bronchitis, Persistent Hoarseness, Emphysema,    [] Yes   [] No
    Pleurisy, Tuberculosis, Allergies, Respiratory Disorder, Chronic Shortness of Breath.

7.  Recurrent Headache, Dizziness or Fainting, Brain Disorder, Seizures, Paralysis, Stroke, Speech Loss,     [] Yes   [] No
    Memory Loss.

8.  Nervous Disorder, Mental Disorder, Depression, Suicide Attempt.                                          [] Yes   [] No

9.  Ulcer, Recurring Indigestion, Vomiting Blood, Difficulty Swallowing.                                     [] Yes   [] No

10. Colon Polyp, Ileitis or Colitis, Persistent Diarrhea, Bloody Stools.                                     [] Yes   [] No

11. Hepatitis, Cirrhosis, Jaundice, Gall Bladder Disorder, Stomach Disorder, Liver Disorder, Intestinal
    Disorder,   Pancreas Disorder.                                                                           [] Yes   [] No

12. Cancer, Skin Cancer, Tumor, Cyst, Fibroids, Skin Disorder, Lymph Gland Disorder.                         [] Yes   [] No

13. Diabetes, Thyroid Disorder, Breast Disease, Glandular Disorder.                                          [] Yes   [] No

14. Sugar in Urine, Pus in Urine, Kidney Disorder, Urinary Disorder, Albumin in Urine, Prostate Disorder,    [] Yes   [] No
    Reproductive System Disorder, Sexually Transmitted Disease.

15. Anemia, Leukemia, Blood Disorder, Recurrent Infections.                                                  [] Yes   [] No

16. Hernia, Hemorrhoids, Varicose Veins, Rectal Disorder.                                                    [] Yes   [] No

17. Deformity, Back Pain, Amputation, Arthritis, Rheumatism, Gout, Bone or Muscle Disorder,                  [] Yes   [] No
    Back/Spine/Joint Disorder.

18. Eye Disorder, Ear Disorder, Nose Disorder, or Throat Disorder.                                           [] Yes   [] No
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All Answers Must Be Handwritten
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                                        V.  ADDITIONAL INFORMATION
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

19.  During the past 5 years have you used marijuana, cocaine, barbiturates, narcotics, excitants, or
     hallucinogens, except as prescribed medication?                                                         []Yes   []No

20.  Other than as indicated in Nos. 5-18, during the past 5 years have you:
     a)  Been or are you now under observation, treatment, therapy, counseling, or medications or have you   []Yes   []No
         had any check up, illness or surgery?
     b)  Had electrocardiogram, x-ray or blood studies?                                                      []Yes   []No
     c)  Been advised to have a test or surgery which was not done?                                          []Yes   []No
     d)  Been treated or received counseling for alcohol or drug use?                                        []Yes   []No
     e)  Been a patient in a hospital, clinic, sanitarium or other medical facility?                         []Yes   []No
     f)  Consulted any other physician or chiropractor?                                                      []Yes   []No

21.  Have you ever requested or received a pension benefit or payments because of an injury, sickness or     []Yes   []No
     disability?

22.  Have you ever changed occupation or residence because of health?                                        []Yes   []No
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                                                        VI.  FAMILY HISTORY
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23.  Has any member of your family ever had diabetes, cancer, heart or kidney disease, or mental illness?    []Yes   []No

24.  Relative           Age if Living           Present State of Health or Cause of Death               Age at Death
     --------           -------------           -----------------------------------------               ------------

     Father             _____________           _________________________________________________       ___________
     Mother             _____________           _________________________________________________       ___________
     Brother(s)         _____________           _________________________________________________       ___________
                        _____________           _________________________________________________       ___________
     Sister(s)          _____________           _________________________________________________       ___________
                        _____________           _________________________________________________       ___________

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                                   VII. COMPLETE FOR EACH QUESTION CHECKED "YES" IN NUMBERS 5-23
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
Question  What Were You  Medication/Treatment  Date   Still Under      Physician/Medical Facility Name
No.       Treated For?                                Treatment?    (Include Address if not in Section II)
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I understand and agree that the foregoing statements and answers are complete, true and correctly recorded to the best of my knowledge and belief, and that they shall be part of the Certificate or Contract issued.


DATE ________________   X ___________________________     X_____________________
                          (WITNESS) EXAMINER OR AGENT         PROPOSED INSURED